CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302
Exhibit 31.2
Healthcare Realty Trust Incorporated
Annual Certification
Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Scott W. Holmes, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Healthcare Realty Trust Incorporated;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	February 18, 2015
/s/ SCOTT W. HOLMES
Scott W. Holmes
Executive Vice President and Chief Financial Officer